SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report - June 25, 2004
                        ---------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of December 31, 2003, providing for the issuance of Mortgage
                    Pass-Through Certificates, Series 2004-1)
             (Exact Name of Registrant as specified in its charter)



       Delaware                     333-104580-03               52-2029487
------------------------        ---------------------    -----------------------
(State of Incorporation)        (Commission File No.)    (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1, AV-2, M-1, M-2, M-3,
M-4, B-1 and B-2 Certificateholders with respect to the June 25, 2004 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By: /s James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Executive Vice President and CFO


Dated:  June 29, 2004

                                                                     Page 1 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-1

                        Statement to Certificateholders

                                 June 25, 2004
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                               DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------
            ORIGINAL        BEGINNING                                                                        ENDING
              FACE          PRINCIPAL                                                 REALIZED DEFERRED     PRINCIPAL
CLASS        VALUE           BALANCE        PRINCIPAL      INTEREST       TOTAL        LOSES   INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------

AF1     205,000,000.00  175,412,242.22  11,353,323.33   188,754.54      11,542,077.87   0.00    0.00    164,058,918.89
AF2      91,000,000.00   91,000,000.00           0.00   188,085.45         188,085.45   0.00    0.00     91,000,000.00
AF3      82,000,000.00   82,000,000.00           0.00   208,626.72         208,626.72   0.00    0.00     82,000,000.00
AF4      55,500,000.00   55,500,000.00           0.00   191,590.01         191,590.01   0.00    0.00     55,500,000.00
AF5      30,350,000.00   30,350,000.00           0.00   129,201.23         129,201.23   0.00    0.00     30,350,000.00
AF6      30,000,000.00   30,000,000.00           0.00   105,093.12         105,093.12   0.00    0.00     30,000,000.00
AV1     124,300,000.00  116,291,818.25   2,393,779.58   140,153.74       2,533,933.32   0.00    0.00    113,898,038.67
AV2     124,350,000.00  114,465,405.99   3,355,325.31   137,952.57       3,493,277.88   0.00    0.00    111,110,080.68
M1       58,500,000.00   58,500,000.00           0.00   230,030.23         230,030.23   0.00    0.00     58,500,000.00
M2       49,500,000.00   49,500,000.00           0.00   210,929.77         210,929.77   0.00    0.00     49,500,000.00
M3       13,500,000.00   13,500,000.00           0.00    59,157.06          59,157.06   0.00    0.00     13,500,000.00
M4       13,500,000.00   13,500,000.00           0.00    60,844.05          60,844.05   0.00    0.00     13,500,000.00
B1       11,250,000.00   11,250,000.00           0.00    25,664.10          25,664.10   0.00    0.00     11,250,000.00
B2       11,250,000.00   11,250,000.00           0.00    32,443.29          32,443.29   0.00    0.00     11,250,000.00
R                 0.00            0.00           0.00         0.00               0.00   0.00    0.00              0.00
-----------------------------------------------------------------------------------------------------------------------
TOTALS  900,000,000.00  852,519,466.46  17,102,428.22 1,908,525.88      19,010,954.10   0.00    0.00    835,417,038.24
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
X       900,000,000.00  863,891,490.80           0.00         5.82               5.82   0.00    0.00    849,791,849.84
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------  ----------------------
                                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                   PASS-THROUGH RATES
--------------------------------------------------------------------------------------------  ----------------------
                                                                                                        CURRENT
                       BEGINNING                                                  ENDING                  RATE
CLASS   CUSIP          PRINCIPAL       PRINCIPAL     INTEREST      TOTAL         PRINCIPAL     CLASS   PASS-THRU
--------------------------------------------------------------------------------------------  ----------------------

AF1     294751DM1    855.66947424   55.38206502    0.92075385  56.30281888     800.28740922    AF1     1.250000 %
AF2     294751DN9  1,000.00000000    0.00000000    2.06687308   2.06687308   1,000.00000000    AF2     2.481000 %
AF3     294751DP4  1,000.00000000    0.00000000    2.54422829   2.54422829   1,000.00000000    AF3     3.054000 %
AF4     294751DQ2  1,000.00000000    0.00000000    3.45207225   3.45207225   1,000.00000000    AF4     4.145000 %
AF5     294751DR0  1,000.00000000    0.00000000    4.25704217   4.25704217   1,000.00000000    AF5     5.110000 %
AF6     294751DS8  1,000.00000000    0.00000000    3.50310400   3.50310400   1,000.00000000    AF6     4.205000 %
AV1     294751DT6    935.57375905   19.25808190    1.12754417  20.38562607     916.31567715    AV1     1.400000 %
AV2     294751DU3    920.50989940   26.98291363    1.10938938  28.09230302     893.52698577    AV2     1.400000 %
M1      294751DV1  1,000.00000000    0.00000000    3.93214068   3.93214068   1,000.00000000    M1      4.720000 %
M2      294751DW9  1,000.00000000    0.00000000    4.26120747   4.26120747   1,000.00000000    M2      5.115000 %
M3      294751DX7  1,000.00000000    0.00000000    4.38200444   4.38200444   1,000.00000000    M3      5.260000 %
M4      294751DY5  1,000.00000000    0.00000000    4.50696667   4.50696667   1,000.00000000    M4      5.410000 %
B1      294751DZ2  1,000.00000000    0.00000000    2.28125333   2.28125333   1,000.00000000    B1      2.650000 %
B2      294751EA6  1,000.00000000    0.00000000    2.88384800   2.88384800   1,000.00000000    B2      3.350000 %
--------------------------------------------------------------------------------------------  ----------------------
TOTALS               947.24385162   19.00269802    2.12058431  21.12328233     928.24115360
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------  ----------------------
X             N/A    959.87943422    0.00000000    0.00000647   0.00000647     944.21316649    X       0.000008 %
--------------------------------------------------------------------------------------------  ----------------------

--------------------------------------------------------------------------------
          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                            4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                   Tel: (212) 623-4484 / Fax: (212) 623-5930
                       Email: Ryan.M.Vaughn@JPMorgan.com
--------------------------------------------------------------------------------

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JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 2 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1

                                 June 25, 2004
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           639,845.81
                                Group I Curtailments                   56,514.99
                                Group I Prepayments                 8,663,583.92
                                Group I Repurchases                         0.00
                                Group I Liquidation Proceeds                0.00

                                Group II-A Scheduled Principal         96,789.79
                                Group II-A Curtailments                 2,311.59
                                Group II-A Prepayments              1,874,386.37
                                Group II-A Repurchases                      0.00
                                Group II-A Liquidation Proceeds             0.00

                                Group II-B Scheduled Principal         98,191.90
                                Group II-B Curtailments                 3,135.34
                                Group II-B Prepayments              2,664,881.25
                                Group II-B Repurchases                      0.00
                                Group II-B Liquidation Proceeds             0.00

                                Extra Principal Distribution Amount 3,002,787.25

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1          188,754.54
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2          188,085.45
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3          208,626.72
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4          191,590.01
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AF-5          129,201.23
                                Unpaid Interest - AF-5                      0.00
                                Remaining Unpaid Interest - AF-5            0.00

                                Interest Distribution - AF-6          105,093.12
                                Unpaid Interest - AF-6                      0.00
                                Remaining Unpaid Interest - AF-6            0.00

                                Interest Distribution - AV-1          140,153.74

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JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 3 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-1

                                 June 25, 2004
--------------------------------------------------------------------------------

                                Unpaid Interest - AV-1                      0.00
                                Remaining Unpaid Interest - AV-1            0.00

                                Interest Distribution - AV-2          137,952.57
                                Unpaid Interest - AV-2                      0.00
                                Remaining Unpaid Interest - AV-2            0.00

                                Interest Distribution - M-1           230,030.23
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

                                Interest Distribution - M-2           210,929.77
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

                                Interest Distribution - M-3            59,157.06
                                Unpaid Interest - M-3                       0.00
                                Remaining Unpaid Interest - M-3             0.00

                                Interest Distribution - M-4            60,844.05
                                Unpaid Interest - M-4                       0.00
                                Remaining Unpaid Interest - M-4             0.00

                                Interest Distribution - B-1            25,664.10
                                Unpaid Interest - B-1                       0.00
                                Remaining Unpaid Interest - B-1             0.00

                                Interest Distribution - B-2            32,443.29
                                Unpaid Interest - B-2                       0.00
                                Remaining Unpaid Interest - B-2             0.00

                        Interest Reductions
                                Net Prepayment Interest Shortfalls          0.00
                                Relief Act Reductions                     636.99

                                Class AF-1 Interest Reduction              57.25
                                Class AF-2 Interest Reduction              57.05
                                Class AF-3 Interest Reduction              63.28
                                Class AF-5 Interest Reduction              39.19
                                Class AF-4 Interest Reduction             116.24
                                Class AF-6 Interest Reduction              31.88
                                Class AV-1 Interest Reduction              42.51
                                Class AV-2 Interest Reduction              41.84
                                Class M-1 Interest Reduction               69.77
                                Class M-2 Interest Reduction               63.98
                                Class M-3 Interest Reduction               17.94
                                Class M-4 Interest Reduction               18.45
                                Class B-1 Interest Reduction                7.78
                                Class B-2 Interest Reduction                9.84

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JPMORGAN         Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 4 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1

                                 June 25, 2004
--------------------------------------------------------------------------------

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AF-3 Available Funds Shortfall        0.00
                                Class AF-4 Available Funds Shortfall        0.00
                                Class AF-5 Available Funds Shortfall        0.00
                                Class AF-6 Available Funds Shortfall        0.00
                                Class AV-1 Available Funds Shortfall        0.00
                                Class AV-2 Available Funds Shortfall        0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class M-3 Available Funds Shortfall         0.00
                                Class M-4 Available Funds Shortfall         0.00
                                Class B-1 Available Funds Shortfall         0.00
                                Class B-2 Available Funds Shortfall         0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    628,777,917.51
                                Group I Ending Pool Balance       619,417,972.79
                                Group II-A Beginning Pool Balance 118,213,207.29
                                Group II-A Ending Pool Balance    116,239,719.54
                                Group II-B Beginning Pool Balance 116,900,366.00
                                Group II-B Ending Pool Balance    114,134,157.51
                                Total Beginning Pool Balance      863,891,490.80
                                Total Ending Pool Balance         849,791,849.84

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                 261,990.80
                                Group II-A Servicing Fee               49,255.50
                                Group II-B Servicing Fee               48,708.49

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included in
                                  Current Distribution                 31,407.07
                                Group I Recouped Advances Included in
                                  Current Distribution                      0.00
                                Group I Recouped Advances From Liquidations 0.00 Group I Aggregate Amount of Advances
                                  Outstanding                          31,407.07

                                Group II-A Delinquency Advances Included in
                                  Current Distribution                 17,658.79
                                Group II-A Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group II-A Recouped Advances From
                                  Liquidations                              0.00
                                Group II-A Aggregate Amount of Advances
                                  Outstanding                          17,658.79

                                Group II-B Delinquency Advances Included
                                  in Current Distribution              70,994.17
                                Group II-B Recouped Advances Included in
                                  Current Distribution                      0.00
                                Group II-B Recouped Advances From
                                  Liquidations                              0.00
                                Group II-B Aggregate Amount of Advances
                                  Outstanding                          70,994.17

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JPMORGAN         Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 5 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1

                                 June 25, 2004
--------------------------------------------------------------------------------

Section 4.03(a)(ix) A   Group I,Group II-A, and Group II-B Loans Delinquent

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Period       Number     Principal Balance     Percentage
                         0-30 days     420      53,908,640.27           8.70 %
                        31-60 days      35       4,155,794.85           0.67 %
                        61-90 days      10       1,085,602.99           0.18 %
                          91+days        2         391,666.70           0.06 %
                          Total        467      59,541,704.81           9.61 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Period       Number     Principal Balance     Percentage
                         0-30 days     66       8,119,794.37            6.99 %
                        31-60 days      9         839,639.93            0.72 %
                        61-90 days      5         718,155.21            0.62 %
                         91+days        2         155,527.41            0.13 %
                          Total        82       9,833,116.92            8.46 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Period       Number     Principal Balance     Percentage
                         0-30 days     61       7,843,623.60            6.87 %
                        31-60 days      3         294,812.58            0.26 %
                        61-90 days      2         241,658.94            0.21 %
                         91+days        0               0.00            0.00 %
                          Total        66       8,380,095.12            7.34 %
                        --------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I,Group II-A, and Group II-B Loans in Foreclosure

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                          5                822,507.10                   0.13 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                          2                  342,361.35                 0.29 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         4                 710,470.54                   0.62 %
                        --------------------------------------------------------


Sec. 4.03(a)(x),(xi)    Group I,Group II-A, and Group II-B Loans in REO

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                                                                     Page 6 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1

                                 June 25, 2004
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                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II-A REO Loans        0.00
                                Market Value of Group II-B REO Loans        0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the Three Largest
                                 Loans

                                Group I Three Largest Loans         1,473,607.27
                                Group II-A Three Largest Loans        975,004.31
                                Group II-B Three Largest Loans      1,402,886.19

Sec. 4.03(a)(xiii) Net WAC Cap Carryover

                                Class AV-1 Net WAC Cap Carryover Amounts
                                        Due                                 0.00
                                Class AV-1 Net WAC Cap Carryover Amounts
                                        Paid                                0.00
                                Class AV-1 Net WAC Cap Carryover Remaining
                                        Amounts Due                         0.00
                                Class AV-2 Net WAC Cap Carryover Amounts
                                        Due                                 0.00
                                Class AV-2 Net WAC Cap Carryover Amounts
                                        Paid                                0.00
                                Class AV-2 Net WAC Cap Carryover Remaining
                                        Amounts Due                         0.00
                                Class B-1 Net WAC Cap Carryover Amounts Due 0.00 Class B-1 Net WAC Cap Carryover Amounts
                                        Paid                                0.00
                                Class B-1 Net WAC Cap Carryover Remaining
                                        Amounts Due                         0.00
                                Class B-2 Net WAC Cap Carryover Amounts Due 0.00 Class B-2 Net WAC Cap Carryover Amounts
                                        Paid                                0.00
                                Class B-2 Net WAC Cap Carryover Remaining
                                        Amounts Due                         0.00

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans
                        with Original Terms <= 36 Months and 60+ Contractually
                        Past Due

                                Group I Aggregate Principal Balance of Balloon
                                        Loans                               0.00
                                Group II-A Aggregate Principal Balance of
                                        Balloon Loans                       0.00
                                Group II-B Aggregate Principal Balance of
                                        Balloon Loans                       0.00

Sec. 4.03 (a)(xv),(xxii)        Realized Losses

                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00

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JPMORGAN         Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

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          Equity One Mortgage Pass-Through Certificates, Series 2004-1

                                 June 25, 2004
--------------------------------------------------------------------------------

                                Group II-A Current Period Realized Losses   0.00
                                Group II-A Cumulative Realized Losses       0.00
                                Group II-B Current Period Realized Losses   0.00
                                Group II-B Cumulative Realized Losses       0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund For
                                        Distribution                        0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II-A Number of Loans Repurchased      0.00
                                Group II-B Number of Loans Repurchased      0.00

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JPMORGAN         Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 8 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1

                                 June 25, 2004
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Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of Outstanding
                          Loans (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate 7.39 % Group II-A Weighted Average Mortgage Rate 7.29 % Group II-B Weighted Average Mortgage Rate 7.16 %

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of Outstanding Loans

                                Group I Weighted Average Remaining Term 328.00 Group II-A Weighted Average Remaining
                                  Term                                    354.00
                                Group II-B Weighted Average Remaining
                                  Term                                    354.00

Sec. 4.03 (a)(xxi),     Overcollateralization Amounts
   (xxii),(xxiii)
                                Overcollateralization Amount       14,374,811.59
                                Overcollateralization Target
                                  Amount                           39,150,000.00
                                Overcollateralization Release Amount        0.00
                                Overcollateralization Deficiency
                                  Amount                           24,775,188.41

Sec. 4.03 (a)(xxiv)     Trigger Events

                                Has a Trigger Event Occurred and is
                                  continuing?                                 NO
                                Cumulative Realized Losses as a percentage
                                  of the Original Pool Balance            0.00 %
                                Senior Enhancement Percentage            18.53 %
                                Senior Specified Enhancement Percentage  43.70 %

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage of
                                  the current Pool Balance                0.53 %

Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee under Yield
                          Maintenance Agreement                             0.00

Sec. 4.03 (a)(xxvii)    Pre-Funded Amount                                   0.00

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JPMORGAN         Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.